EXHIBIT 10.2

                              TERMINATION AGREEMENT


THIS AGREEMENT made this __ day of September, 2000.

AMONG:

                  SOFTNET SYSTEMS.,  INC., a corporation incorporated pursuant
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                  to the laws of the State of Delaware and having an office at
                  650 Townsend  Street,  San Francisco, California, 94103

                  ("SSI")
                                                               OF THE FIRST PART

AND:

                  CHINA BROADBAND CORP., a corporation  incorporated  pursuant
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                  to the laws of the State of Nevada and having an office at
                  2080,  440 2nd  Avenue  S.W.,  Calgary, Alberta, T2P 5E9

                  (the "CBC")
                                                              OF THE SECOND PART

AND:

                  BIG  SKY  NETWORK  CANADA  LTD.,  an   international   company
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                  incorporated  pursuant  to  the  laws  of the  British  Virgin
                  Islands and having an office 1404, Building A, Huiyuan International Apartment, Asia Game Village, Andingmen Wai, Beijing, 100101, People's Republic of China

                  (the "Company")
                                                               OF THE THIRD PART

AND:

                  MATTHEW HEYSEL,  Businessman,  having a residential address at
                  --------------
                  624  Wilderness  Drive S.E.,  Calgary,  Alberta,  T2J 1Z2,
                  for himself and as attorney-in-fact for Daming Yang, Kai Yang,
                  --------------------------------------------------------------
                  Wei Yang, Jeff Xue, Dan Xue, Lu Wang,  Wallace Nesbitt and
                  ----------------------------------------------------------
                  Western Capital Corp.
                  ---------------------

                  (the "Founders")
                                                              OF THE FOURTH PART

WHEREAS:

A. SSI and the Company entered into a Common Stock Purchase Agreement (the"1999 Purchase Agreement") made as of the 23rd day of December, 1999, pursuant to which SSI acquired 50,000 shares

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(the  "Shares") of common stock in the capital of the Company,  representing 50%
(fifty percent) of the issued and outstanding shares of the Company;

B. In connection with the 1999 Share Purchase Agreement, the following agreements were executed and delivered:

    (a) Investors' Rights Agreement entered into as of December 23, 1999 between SSI and the Company (the "IR Agreement"); and

    (b) Right of First Refusal, Co-Sale and Voting Agreement entered into as of December 23, 1999 among SSI, the Company and the Founders (the "FR Agreement"),

    (the IR Agreement and the FR Agreement are collectively referred to herein as the "Ancillary Agreements").

C. As a condition of the closing of the sale by SSI to CBC, and the purchase by CBC from SSI, of the Shares pursuant to a Common Stock Repurchase Agreement dated as of [September 30, 2000], SSI, CBC and the Company agreed to effect the termination of the 1999 Purchase Agreement and the Ancillary Agreements; and

D. Neither the 1999 Purchase Agreement nor the Ancillary Agreements expressly provide for the termination of the said agreements upon the mutual consent of the parties thereto; however, the parties are of the opinion that the said agreements  must be  terminated  and that the  express  termination  of the 1999
Purchase  Agreement  and the  Ancillary  Agreement as  contemplated  herein will effectively serve to terminate the respective rights, obligations and liabilities of the parties thereunder as and from the date hereof.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, mutual covenants and agreements set forth herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties hereby agree as follows:

1. The 1999 Purchase Agreement is hereby cancelled and terminated as and from the date hereof and all of its provisions are hereby declared to be null and void and of no further force and effect.

2. The IR Agreement is hereby cancelled and terminated as and from the date hereof and all of its provisions are hereby declared to be null and void and of no further force and effect.

3. The FR Agreement is hereby cancelled and terminated as and from the date hereof and all of its provisions are hereby declared to be null and void and of no further force and effect.

4. Each of SSI and the Company hereby releases the other, its successors and assigns from any claims or demands arising under or pursuant to the 1999 Purchase Agreement and the IR Agreement and each party acknowledges that the other has no further rights, obligations or liabilities thereunder.

5. Each of SSI, the Company and the Founders hereby releases the others, their respective successors and assigns from any and all claims or demands arising under or pursuant to the FR Agreement and each party acknowledges that the others have no further rights, obligations or liabilities thereunder.

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

6. This Agreement shall be governed and construed in under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within the State of California.

7. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8. This Agreement constitutes the entire agreement among the parties with respect to the matters contemplated herein and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.



IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

SOFTNET SYSTEMS, INC.


Per:
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      Authorized Signatory


CHINA BROADBAND CORP.


Per:
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      Authorized Signatory


BIG SKY NETWORK CANADA LTD.


Per:
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      Authorized Signatory



MATTHEW HEYSEL (on behalf of the Founders)



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Signature


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